Investor presentation More than 70,000 employees, 280 offices, 80 countries, 1 global brand Working together to create value in the world of real estate Published: December 2016

Who we are

JLL is a leading provider of real estate services and investment management, creating value for corporations and investors across the globe

Growth-oriented and globally integrated

- Trusted advisor and service provider
- Corporate outsourcing partner
- Premier global real estate investment management
- Local, regional and global market execution

2016 WORLD'S MOST ETHICAL COMPANIES® WWW.ETHISPHERE.COM

CR's 100 Best 2016

2016 IAOP The Global Outsourcing 100

ENERGY STAR AWARD 2016 PARTNER OF THE YEAR Sustained Excellence

Revenue by Segment



Asia Pacific
19%
8%
LaSalle Investment Management
27%
EMEA
46%
Americas

2015 Fee Revenue = $5.2B

Premium brand

- Globally recognized in over 80 countries and 280 corporate offices

JLL LaSalle INVESTMENT MANAGEMENT

Operational excellence

- Productivity-driven operating leverage
- Best in class research capabilities
- Strategic technology innovation
- Sustainability

Collaborative culture with the highest ethical standards

- Client-driven teamwork
- Diverse workforce
- High staff engagement

Financial strength and investment-grade balance sheet

- Strong cash generator
- Disciplined acquirer
- Market share and margin focused
- Committed to investment-grade leverage

Note: Refer to pages A7-A11 for definitions and reconciliations of non-GAAP financial measures.

JLL 2

Jones Lang Wootton founded 1783 1968 1997 1999 LaSalle Partners founded LaSalle Partners initial public offering LaSalle Partners and Jones Lang Wootton merge to create Jones Lang LaSalle Integrated global platform (NYSE ticker “JLL”) 2008 The Staubach Company and Jones Lang LaSalle combine operations Largest merger in JLL history transforms U.S. leasing brokerage position King Sturge (est. 1760) and Jones Lang LaSalle merge EMEA operations Enhances strength and depth of service capabilities in the UK and EMEA 1760 1999-2015 13% compound annual fee revenue growth rate 20152011 The JLL story Over 250 years building a premier global brand and platform 3 JLL named to Fortune 500 JLL acquires Oak Grove Expands multi-family debt financing services 2016 JLL acquires Integral UK Positions JLL as one of the largest global mobile engineering provider Note: Compound annual growth rate is the average year-on-year growth rate over the period.

What we do Diversified Real Estate Services Leasing Broker transactions between tenants & landlords Driven by economic growth and corporate confidence Capital Markets Investment sales & finance arrangements Driven by investor allocations to real estate and market liquidity Property & Facility Management Management & outsourcing of properties & portfolios Driven by value enhancement for investors and corporate occupiers Advisory & Other Workplace strategy, valuation, consulting & advisory Driven by best practices in workplace productivity LaSalle Investment Management (“LaSalle”) Real estate investment management Driven by investment performance and capital raising Project & Development Services Design & management of real estate projects Driven by capital expenditures and expansions 2015 Fee Revenue = $5.2B Focused on global capital flows, transactional expertise and annuity revenue streams JLL has expertise across a diverse array of real estate assets OFFICE INDUSTRIAL & LOGISTICS RETAIL MULTI-FAMILY HOTEL 21% Leasing Advisory & Other LaSalle Property & Facility Mgmt. Project & Development Services Capital Markets 32% 10% 8% 10%19% 4 Note: Refer to pages A7-A11 for definitions and reconciliations of non-GAAP financial measures.

Annual performance since 2011 and strong long-term outlook 11% Fee revenue CAGR 17% Adjusted EBITDA CAGR 70% organic growth 30% M&A growth Investment-grade balance sheet positioned for future growth. Credit ratings: S&P BBB+ and Moody’s Baa2 (Positive) Experienced leadership 9 member Global Executive Board combined 100+ years of experience Resilient and Growth Oriented • Fortune 500 company • Geographically diversified • Low leverage with ample liquidity ~75 acquisitions announced ~ $1.8B M&A contributing to margin accretion, market share expansion LaSalle increased assets under management by ~25% to $59.7B while delivering superior risk-adjusted returns Annuity business enables increased financial stability through market cycles. ~60% annuity-based fee revenues Global brand with local real estate expertise in more than 80 countries Note: CAGR: compound annual growth rate (CAGR) is the average year-on-year growth rate over the five year period. Refer to pages A7-A11 for definitions and reconciliations of non-GAAP financial measures. Organic and M&A growth metrics based on proportion of fee revenue growth since 2011. Acquisitions through November 2, 2016. LaSalle AUM as of September 30, 2016. 5 Fee Revenue Adjusted EBITDA $0 $200 $400 $600 $800 $0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 2011 2012 2013 2014 2015 EB IT D A R e ve n u e

Invested in M&A Progress since 2011 JLL is a stronger business Property and Facility Management Growth LaSalle AUM Adjusted EPS Growth 2.1x 48% 25% Growth $1.8B Note: Adjusted EPS growth and fee revenue growth metrics based on twelve months ended December 31, 2011 compared to December 31, 2015. Refer to pages A7-A11 for definitions and reconciliations of non-GAAP financial measures. M&A includes acquisitions closed or announced from January 1, 2011 through November 2, 2016. LaSalle AUM as of September 30, 2016. Capital Markets Growth 2.1x Leasing Growth 40% • Technology innovation • Upgrades to investment-grade ratings • Strengthened brand • Focus on diversity and talent development • Champions of sustainability 6

(1) Includes deferred business acquisition payments and earn outs paid during the period for transactions which closed in prior periods. (2) Represents net investments (distributions). 2015 includes contributions of $48M offset by capital distributions of $48M. (3) Excludes capital leases and tenant improvement expenditures that are required to be included under U.S. GAAP. (4) Other financing activities include debt issue costs and share activity related to taxes on stock awards. (5) Excludes semi-annual dividend declared on November 2, 2016 payable on December 15, 2016. Continued investment for long-term growth 54% 8% 5% 4% 28% 2011-15 Historical cash investment ~ $2.0B Acquisitions Co-Investment People Investments & Other (4) Dividends CapEx (primarily IT) Focused capital allocation strategy Highlights: • Technology and innovation focused capital expenditures • Continued JLL co-investment • Slower paced M&A • Annualized dividend declared increased by 14 percent 7 Allocation ($M) YTD 2016 2015 2014 2013 Outlook M&A (1) (Including Deferred) Co-i vestment (2) $44 $0 ($6) $9 Dividends (5) $14 $26 $22 $20 Capital Expenditures (3) $131 $149 $130 $97 Total Utilization $654 $621 $224 $256 $465 $446 $78 $130 slower continue continue increase

M&A investments timed mid-cycle 8 Americas 30% EMEA 58% AsiaPac 12% Pro-forma annual fee revenue by region Leasing 7% Capital Markets 11% Property & Facilities Mgmt 64% Project Development Svcs 12% Advisory & Consulting 6% Pro-forma annual fee revenue by service line Underwritten EBITDA margin Average range EBITDA multiple paid >70% annuity-revenue based ~7X - 9X low double digit ~70% guaranteed ~30% earn-out $1.3B total valuation performance-based structure 45 acquisitions EPS accretive M&A transactions ~$1B Pro-forma annual underwritten fee revenue ~70% of fee revenue growth Note: Acquisitions through November 2, 2016. Refer to pages A11 for Fee Revenue definition.

G1 Build our local and regional Markets business G2 Strengthen our winning position in Corporate Solutions G3 Capture leading share of global capital flows for investment sales G4 Grow LaSalle Investment Management’s leadership position G5 Connections: Differentiate and Sustain Travis Commercial Acrest Washington Partners HMS&S Sage Capital Advisors Oak Grove Capital Opportunities under evaluation BRG Corrigo Integral UK Big Red Rooster PDM International • Strengthen our presence in key markets • Add new capabilities and expanded client services • Invest in technology to improve client service and enhance business intelligence M&A helping drive long-term strategy Note: Examples of closed acquisitions. Acquisitions announced or closed since January 1, 2015 through November 2, 2016. 22% of total valuation 24% of total valuation 54% of total valuation 9

Strengthening our winning position in Corporate Solutions Note: Refer to pages A11 for Fee Revenue definition. (1) Represents results of our three geographic segments for the year ended December 31, 2015 (includes Americas, EMEA and Asia Pacific and excludes LaSalle). (2) Amounts represent underwritten annual operating results. (3) Headcount includes fully directly reimbursable employees 10 The top five G2 transactions provide: • ~60% of total 2015 & 2016 M&A underwritten fee revenue • Strong annuity revenue profile • Enhanced service delivery capabilities on large scale outsourcing contracts • Market penetration opportunities with innovative technology offering Integral UK BRG PDM International Big Red Rooster Corrigo 12.4% 5.9% 11.6% 18% 50% 22% 70% 44% 67% 0% 20% 40% 60% 80% 100% 2015 Real Estate Services (Reported) Top 5 "G2" M&A Transactions (Underwritten) 2015 Real Estate Services (Pro forma) P e rce n t of F ee R ev en u e Comp & Ben Op, Admin & Other Adj EBITDA Margin Outsourcing-focused M&A transactions shifting cost structure & margin profile

Innovate: RE market leadership through technology Modernize: platform for next decade of growth ► Latest technology ERP infrastructure ► Progressive data strategy, architecture and governance ► Advanced analytic tools for strategic decision-making ► Expanding client-centric tools Technology modernizing, driving strategic agenda Leading the Real Estate industry into the digital revolution + ► Better client experience – RED: digital tools to optimize RE management – Online Markets: Global CRE leasing marketplace – Corrigo and BRG: recent technology-focused acquisitions ► New service channels ► Digitize portfolio analytics and property data management ► New digital real estate solutions Benefits: + New and expanded product revenue generation + Efficiency in client service delivery model + Enhanced cross-sell capabilities + Strategic competitive differentiator 11 Benefits: + Workforce productivity and collaboration + Business agility, performance, security and efficiency + Scalable platform enables operating leverage with growth ~1.0% ~1.2% ~1.3% ~3% - 4% ~$220M - $300M ~1.2% ~1.4% ~1.7% ~2.2% ~$100M ~2.6% ~$140M ~3.0% ~$170M 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 2014 2015 2016 … 2020 Top strategic technology investments (% of Fee Revenue) Operating Expenses (excluding depreciation) Capital Expenditures (1) 2016 Fee Revenue represents TTM from September 30, 2016. (1)

(1) Assumes ~90% margin on Equity Earnings and ~40% on Incentive Fees. (2) Organic service mix shift includes impact of talent investment. All Margin percentage references are in local currency on a Fee Revenue basis. 14.5% ~10% – 12% 120-140 bps 160-200 bps 20-40 bps 60-80 bps 8.0% 10.0% 12.0% 14.0% FY 2015 Adj EBITDA Margin (Actual) Incentive Fee & Equity Earnings Normalization Organic Service Mix Shift Increased Technology Investments 2015 & 2016 M&A Impact "Re-based" Pro-forma FY Margin Normalizing record 2015 margins LaSalle Incentive Fees & Equity Earnings return to normalized levels 2015 Adjusted EBITDA Margin 14.5% (Record high) Organic service mix shift to 60% annuity revenue Increased digitization investments Pro-forma average annual revenue growth rate ~10% 12 (1) (2)

Strong balance sheet for long-term growth Extended credit facility maturity to June 2021 and increased capacity to $2.75B (1) Principal balances shown exclude debt issuance costs of $23M, $18M, and $19M for Q3 2016, Q4 2015, and Q3 2015, respectively. (2) Refer to pages A7-A11 for definitions and reconciliations of non-GAAP financial measures. 13 Net Debt ($ in millions) Q3 2016 Q4 2015 Q3 2015 Cash and Cash Equivalents $228 $217 $193 Short Term Borrowings 56 49 31 Credit Facility 1,105 255 235 Net Bank Debt (Net Cash Position) $933 $87 $73 Long Term Senior Notes 275 275 275 Deferred Business Acquisition Obligations 97 98 87 Total Net Debt $1,305 $460 $435 Net Debt /Adjusted TTM EBITDA 1.9x 0.6x 0.6x Highlights: • Capital expenditure spend remains focused on IT • Q3 2016 leverage reflects acquisition funding • Leverage: Manage to ~2.0x annual average (1) (1) (2) Investment Grade Ratings: • Moody’s: Baa2 (Positive Outlook) • S&P: BBB+ (Stable Outlook)

Current macro-economic operating environment 14 Robust global real estate markets 2016 Global real estate outlook Source: JLL Research, October 2016 Leasing, vacancy, rental and capital value projections relate to the office sector.  Slow global economic growth continues  Political uncertainty contributes to market volatility and weighs on investor sentiment  Continued low interest rates with modest U.S. Fed rate increase expected before year end  Concern over “hard” Brexit drives significant currency rate movements in the British pound  Positive but slow Eurozone recovery  U.S. economy maintains moderate expansion pace  Resilient real estate markets maintain late cycle growth and solid fundamentals  Q3 global investment activity at US$165 billion; year to date $454 billion, 8% behind prior year  Office leasing remains steady, down 4% year to date, low vacancy rates continue at 12% globally  Capital availability supports continued yield compression, although notable slowdown of value growth Full Year Outlook

2017 JLL outlook 15 Positive prospects for 2017 2017 Global real estate outlook Source: JLL Research, October 2016 Leasing, vacancy, rental and capital value projections relate to the office sector.  Continued investments into data and technology  Focus on integration of recent M&A  Margin moderation reflects annuity revenue growth  Steady real estate operating fundamentals  Global investment activity to rebound given on- going investor capital flows into real estate  Capital abundance supports current real estate yields with slower capital value growth  Stable leasing volumes expected with continued low vacancy rates  Full-year Integral UK acquisition impact contributes to revenue growth and increased annuity revenue  LaSalle reverts to normalized levels of equity earnings and incentive fees as vintage asset sales wind down

JLL, a compelling combination Global brand: Over 250 years of real estate experience Performance • Growth in recurring revenue base • Strategic M&A • Strong investment- grade balance sheet • Highly balanced business Culture • Key differentiator • High ethics • Trusted advisor • Employee engagement • Focus on market intelligence Leadership • Innovative • Strategic • Dynamic • Competitive mindset • Continuous talent acquisition Global • Geographic diversification • Integrated offerings • Global leadership • Insightful research Innovation • Technology investments  RED  Corrigo  Business intelligence tools • Productivity initiatives 16

Appendix

Scale and leadership in local markets

Competitive advantages

Leasing
- M&A and organic market share growth
- Strength in client relationships drives recurring revenue
- Tenant Representation, Corporate Solutions momentum and renewals drive annuity base

Project & Development Services
- Successful expansions into new markets
- High client satisfaction scores
- Client savings and returns driven by procurement initiatives and early project completions

Property Management
- Significant scale in key markets
- Annuity revenue

2015 key statistics
35,500 Tenant Rep and Agency Leasing transactions, representing 1.1B square feet

Global Transaction Management - iDesk
Bridging connections between our global transaction specialists
- Leveraging international client relationships
- Winning more business globally

JLL Leasing revenue
($ in millions)



Asia Pacific
EMEA
Americas
Consolidated CAGR 14%
Americas CAGR 22%
2007: $593 — $125, $227, $241
2008*: $753 — $133, $247, $373
2009: $781 — $108, $173, $500
2010: $1,000 — $159, $203, $638
2011**: $1,188 — $192, $236, $760
2012: $1,278 — $198, $250, $830
2013: $1,322 — $173, $272, $878
2014: $1,540 — $205, $295, $1,040
2015: $1,670 — $215, $289, $1,166

* July 2008: Staubach Company acquired, total annual revenue = $375 million

** May 2011: King Sturge acquired, total annual revenue = $260 million

JLL

A1

Global outsourcing propels Corporate Solutions

Competitive advantages

Global integration
- Attracts large scale multinational clients
- Leverages local market execution

Annuity focus
- Double digit growth increasing annuity revenues
- Long-term contracts
- Strong renewal rates and expansions

Innovative technology
RED & Corrigo create value, client savings, and powerful differentiation

2015 key statistics
Property & Facilities Management oversees ~4B square feet globally

Drives multi-service revenue strong client relationships enable cross-selling

Winning big
Corporate Solutions posts record year of business wins globally

FY 2015 Corporate Solutions client wins

Wins	Expansions	Renewals
137	75	35

JLL Property & Facilities Management fee revenue

($ in millions)



Asia Pacific
EMEA
Americas
Consolidated CAGR 13%
$438 $170 $126 $142
$545 $208 $140 $197
$627 $266 $136 $226
$716 $304 $143 $269
$762 $285 $153 $324
$850 $320 $171 $359
$948 $348 $193 $407
$1,070 $379 $237 $454
$1,128 $405 $224 $499
2007 2008 2009 2010 2011 2012 2013 2014 2015
Americas CAGR 17%

Note: Reimbursable vendor, subcontractor and out-of-pocket costs reported as revenue and expense in JLL financial statements have been increasing steadily. Margins diluted as gross-accounting requirements increase revenue and costs without corresponding profit. The business is managed on a "fee" basis to focus on margin expansion in the base business.

Note: Refer to pages A7-A11 for definitions and reconciliations of non-GAAP financial measures.

JLL
A2

* May 2011: King Sturge acquired, total annual revenue = $260 million $114 $61 $38 $84 $136 $169 $219 $267 $332 $339 $196 $107 $141 $229 $235 $333 $411 $475 $104 $60 $58 $81 $95 $109 $164 $145 $149 2007 2008 2009 2010 2011 2012 2013 2014 2015 $557 $317 $203 $306 $460 $716 $513 * $823 2015 key statistics Closed $138B in client transactions Accretive investments • Growth in U.S. platform • 2016 full year earnings impact of ‘15 acquisitions • Gains across geographies • Acquisitions add skills and coverage Leading global Hotels & Hospitality team • Industry intelligence and deep market insights • Forward thinking research provides clients with competitive advantage Global footprint • Profitable global expansion • International Capital Group captures increasing cross- border opportunities • Strong global capital flows ($ in millions) Competitive advantages JLL Capital Markets revenue Capturing market share in growing global capital flows Asia Pacific EMEA Americas Consolidated CAGR 7% Americas CAGR 14% $956 Oak Grove Capital acquisition • Annuity business related to loan servicing • Added full service Fannie Mae, Freddie Mac and HUD/GNMA platform • Expanded JLL’s Capital Markets platform; moves JLL toward being a U.S. multifamily market leader A3

Assets Under Management ($ billions) Note: AUM data reported on a one-quarter lag. 2015 AUM $ 56.4 Separate Accounts $ 32.4 Fund Management $ 11.2 Public Securities $ 12.8 $178 $245 $278 $242 $238 $245 $228 $223 $236 $243 $0 $100 $200 $300 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 Building Advisory Fees in Healthy Markets Global Financial Crisis Stabilized Advisory Fees Growth Performance drives LaSalle Investment Management Proven performance • Long-standing client relationships • Trusted advisors • Outstanding returns on investments Global platform • Diversified geographic investments • Ability to penetrate multiple markets • Capitalize on global capital flows Sizable AUM • Income generating real estate highly attractive to investors • Drives incentive fees and equity earnings • “Dry powder” of +$10B available to deploy into new investment opportunities • Provides annuity-like advisory fees $5.3B Capital raised FY 2015 Competitive advantages 2006 to 2015 advisory fee revenue ($ million) Investment strategies • Adaptable strategies based on market conditions and risk levels • Public securities provide liquidity and product diversity A4

2014 $392M $8.65 $508M / 10.8%$4.7B US GAAP: $386M US GAAP: $8.52Gross revenue: $5.4B Notes: (1) Adjusted EBITDA margin normalized for LaSalle incentive fees and equity earnings generates a reduction of 120-140bps for 2015 and 80-100bps for 2014, consistent with slide 12. 2015 and 2014 adjusted for restructuring and intangible amortization; Margin is calculated on a fee revenue basis; Percentage growth reflective of change in local currency. Refer to pages A7-A11 for definitions and reconciliations of non-GAAP financial measures. 2015 Fee Revenue $5.2B Adjusted Net Income $455M Adjusted EPS $10.01 Adjusted Operating Income $564M / 10.9% Adjusted EBITDA(1) Gross revenue : $6.0B Op Income: $530M / 10.3%US GAAP: $9.65US GAAP: $438M $749M / 14.5%(1) EBITDA: $715M / 13.8% $651M / 13.8%(1) $480M / 11.9% Consolidated earnings scorecard Americas 46% EMEA 27% Asia Pacific 19% LaSalle 8% 2015 revenue contribution A5

At JLL, our vision is to be the most sustainable real estate services and investment firm globally, realizing our significant opportunity to make buildings and cities thrive. This means sustaining our business over the long-term by successfully managing our financial, environmental, and social risks and opportunities, and helping our clients do the same. Not just because it is the right thing to do, but because it adds lasting value to clients, employees, shareholders, communities and our industry. Everything we do today should be Building a Better Tomorrow. Sustainability what it means to JLL Note: Based on July 2016 JLL Global Sustainability Report. A6 "Building a Better Tomorrow is the next step on our sustainability journey. It is the right approach as a corporate citizen, and will also deliver increased value to clients, shareholders, employees and other stakeholders.” - Colin Dyer

Reconciliation of GAAP Net Income to Adjusted EBITDA GAAP net income Interest expense, net of interest income Provision for income taxes Depreciation and amortization EBITDA Restructuring and acquisition charges MSRs - net non-cash activity Adjusted EBITDA Trailing twelve months Ended September 30 2016 2015 $ 348.4 $ 436.2 40.0 27.1 116.5 139.2 129.6 104.2 $ 634.5 $ 706.7 49.2 21.9 $ (1.6) $ (0.2) $ 682.1 $ 728.4 ($ in millions) A7

2011 & 2015 Reconciliation of GAAP Net Income to Adjusted Net Income and Earnings Per Share Twelve months Ended Dec 31 Twelve months Ended Dec 31 2011 2015 GAAP net income (loss) attributable to common shareholders $ 164.0 $ 438.4 Shares (in 000s) 44,367 45,415 GAAP diluted (loss) earnings per share $ 3.70 $ 9.65 GAAP net income (loss) attributable to common shareholders $ 164.0 $ 438.4 Restructuring and acquisition charges, net * 50.5 16.1 Adjusted net income $ 214.5 $ 454.5 Shares (in 000s) 44,367 45,415 Adjusted diluted earnings per share $ 4.83 $ 10.01 ($ in millions, except share and per share data) A8 Note: 2011 includes intangible amortization of $8.6M.

2011-2015 Fee revenue / expense reconciliation Note: Consolidated revenue and fee revenue exclude equity earnings (losses). Restructuring and acquisition charges, Mortgage servicing rights (MSRs) - net non- cash activity, and Amortization of acquisition-related intangibles are excluded from adjusted operating income margin. • Gross accounting requirements increase revenue and costs without corresponding increase to profit • Reimbursable vendor, subcontractor and out-of-pocket costs reported as revenue and expense in JLL financial statements have been increasing steadily • Business managed on a fee revenue basis to focus on margin expansion in the base business ($ in millions) Twelve Months Ended Dec 31 Twelve Months Ended Dec 31 Twelve Months Ended Dec 31 Twelve Months Ended Dec 31 Twelve Months Ended Dec 31 2011 2012 2013 2014 2015 Revenue $ 3,584.5 $ 3,932.8 $ 4,461.6 $ 5,429.6 $ 5,965.7 Gross contract costs (210.5) (292.6) (434.8) (727.9) (801.3) Fee revenue $ 3,374.0 $ 3,640.2 $ 4,026.8 $ 4,701.7 $ 5,164.4 Operating expenses 3,333.3 3,643.4 4,092.8 4,963.9 5,435.9 Gross contract costs (210.5) (292.6) (434.8) (727.9) (801.3) Fee-based operating expenses $ 3,122.8 $ 3,350.8 $ 3,658.0 $ 4,236.0 $ 4,634.6 A9

2011-2015 Reconciliation of GAAP Net Income to Adjusted EBITDA Twelve months Ended Dec 31 Twelve months Ended Dec 31 Twelve months Ended Dec 31 Twelve months Ended Dec 31 Twelve months Ended Dec 31 2011 2012 2013 2014 2015 GAAP net income (loss) attributable to common shareholders $ 164.0 $ 207.6 $ 269.5 $ 385.7 $ 438.4 Interest expense, net of interest income 35.6 35.2 34.7 28.3 28.1 Provision for income taxes 56.4 69.2 92.1 97.6 132.8 Depreciation and amortization 82.8 78.8 79.8 94.4 108.1 EBITDA $ 338.8 $ 390.8 $ 476.1 $ 606.0 $ 707.4 Restructuring and acquisition charges 56.1 45.4 18.3 42.5 34.1 Adjusted EBITDA $ 394.9 $ 436.2 $ 494.4 $ 648.5 $ 741.5 ($ in millions) A10

Non-GAAP Measures Fee Revenue and Fee-Based Operating Expenses Consistent with U.S. generally accepted accounting principles (“GAAP”), certain vendor and subcontractor costs (“gross contract costs”) which are managed on certain client assignments in the Property & Facility Management and Project & Development Services business lines are presented on a gross basis in both revenue and operating expenses. Gross contract costs are excluded from revenue and operating expenses in determining “fee revenue” and “fee-based operating expenses,” respectively. Excluding these costs from revenue and operating expenses more accurately reflects how the company manages its expense base and its operating margins and, accordingly, is bel ieved to be useful to investors and other external stakeholders for evaluating performance. However, fee revenue and fee-based operating expenses should not be considered as alternatives to revenue and operating expenses, respectively, determined in accordance with GAAP. Because fee revenue and fee-based operating expenses are not calculated under GAAP, the company’s fee revenue and fee-based operating expenses measurements may not be comparable to similarly titled measures used by other companies. Adjusted Operating Income The company defines adjusted operating income as operating income excluding the impact of restructuring and acquisition charges, mortgage servicing rights (MSRs) -net non-cash activity, and amortization of acquisition-related intangibles. Restructuring and acquisition charges primarily consist of: (1) severance and employment-related charges, including those related to external service providers, incurred in conjunction with a structural business shift, which can be represented by a notable change in headcount or change in leadership or transformation of business processes; (2) acquisition and integration-related charges, including non-cash fair value adjustments to assets and liabilities recorded in purchase accounting such as earn-out liabilities and intangible assets; and (3) lease exit charges. MSRs - net non-cash activity consists of the balances presented within revenue comprised of (a) the gains recognized by the company in conjunction with the origination and sale of mortgage loans, offset by (b) the amortization of the corresponding MSR intangible assets generated upon the aforementioned gain recognition over the period that net servicing income is projected to be received. Such gains and the corresponding MSR intangible assets are calculated as the present value of estimated cash inflows and outflows over the estimated mortgage servicing periods. This activity is more notable following the company’s acquisition of Oak Grove Capital during the fourth quarter of 2015 and is reported within the Americas at the segment level. Amortization of acquisition-related intangibles, primarily comprised of the estimated fair value ascribed at closing of an acquisition to acquired management contracts, customer backlog and trade name, is more notable following the company's recent increase in acquisition activity. At the segment reporting level, this is the primary reconciling difference between segment operating income and adjusted operating income, except for the Americas segment, where MSRs – net non-cash activity is also excluded. Although adjusted operating income is a non-GAAP financial measure, it is used extensively by management in normal business operations to develop budgets and forecasts and measure and reward performance against those budgets and forecasts, inclusive of the impact from capital expenditures reflected through depreciation expenses, and is believed to be useful to investors and other external stakeholders as a supplemental measure of performance. However, adjusted operating income should not be considered as an alternative to operating income or net income determined in accordance with GAAP. Any measure that eliminates components of the company’s costs of operation and investment, such as acquisition and integration-related charges, has material limitations as a performance measure. In light of these limitations, management does not rely solely on adjusted operating income as a performance measure and also considers GAAP operating income results. Because adjusted operating income is not calculated in accordance with GAAP, the company’s adjusted operating income may not be comparable to similarly titled measures used by other companies. Adjusted Net Income and Adjusted Earnings Per Share Net restructuring and acquisition charges, MSRs -net non-cash activity, and amortization of acquisition-related intangibles are excluded from GAAP net income attributable to common shareholders to arrive at the company’s definition of adjusted net income used in the calculation of adjusted diluted earnings per share. Although adjusted net income and adjusted diluted earnings per share are non-GAAP financial measures, they are used extensively by management in normal business operations to develop budgets and forecasts and measure and reward performance against those budgets and forecasts, inclusive of the impact from capital expenditures reflected through depreciation expense, and are believed to be useful to investors and other external stakeholders as a supplemental measure of performance. budgeting, managing and assessing business performance and believed to be useful to investors for evaluating performance. However, adjusted net income and adjusted diluted earnings per share should not be considered as alternatives to net income and diluted earnings per common share determined in accordance with GAAP. Any measure that eliminates components of the company’s cost operation and investment, such as acquisition and integration -related charges, has material limitations as a performance measure. In light of these limitations, management does not rely solely on adjusted net income and adjusted diluted earnings per share as performance measures, but also considers GAAP results. Because adjusted net income and adjusted diluted earnings per share are not calculated in accordance with GAAP, the company’s adjusted net income and adjusted diluted earnings per share may not be comparable to similarly titled measures used by other companies. Adjusted EBITDA The company’s definition of EBITDA attributable to common shareholders (“EBITDA”) represents GAAP net income attributable to common shareholders before interest expense net of interest income, income taxes and depreciation and amortization. Adjusted EBITDA attributable to common shareholders (“Adjusted EBITDA”) represents EBITDA further adjusted for certain items we do not consider directly indicative of our ongoing performance in the context of certain performance measurements, including restructuring and acquisition charges and MSRs -net non-cash activity. Although Adjusted EBITDA and EBITDA are non-GAAP financial measures, they are used extensively by management in normal business operations to develop budgets and forecasts and measure and reward performance against those budgets and forecasts, exclusive of the impact from capital expenditures reflected through depreciation expense along with other components of the company’s capital structure. Adjusted EBITDA and EBITDA are believed to be useful to investors and other external stakeholders as supplemental measures of performance. EBITDA is used in the calculations of certain covenants related to the company’s revolving credit facility. However, Adjusted EBITDA and EBITDA should not be considered as alternatives to net income determined in accordance with GAAP. Any measure that e liminates components of the company’s capital and investment structure and costs associated with operations has material limitations as a performance measure. In light of these limitations, management does not rely solely on Adjusted EBITDA and EBITDA as performance measures, but also considers GAAP results. Because Adjusted EBITDA and EBITDA are not calculated in accordance with GAAP, the company’s Adjusted EBITDA and EBITDA may not be comparable to similarly titled measures used by other companies. Percentage Variances –Local Currency In discussing our operating results, we refer to percentage changes and report Adjusted EBITDA margins in local currency, unless otherwise noted. Such amounts presented on a local currency basis are calculated by translating the current period results of our foreign operations to U.S. dollars using the foreign currency exchange rates from the comparative period. We believe this methodology provides a framework for assessing our performance and operations excluding the effect of foreign currency exchange rate fluctuations. Because amounts presented on a local currency basis are not calculated under U.S. GAAP, they may not be comparable to similarly titled measures used by other companies. A11

Cautionary note regarding forward-looking statements © 2016 Jones Lang LaSalle IP, Inc. All rights reserved. No part of this publication may be reproduced by any means, whether graphically, electronically, mechanically or otherwise howsoever, including without limitation photocopying and recording on magnetic tape, or included in any information store and/or retrieval system without prior written permission of Jones Lang LaSalle IP, Inc. Statements in this presentation regarding, among other things, future financial results and performance, operations, business outlook, achievements, plans and objectives, and dividend payments may be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements involve known and unknown risks, uncertainties and other factors which may cause actual results, performance, operations, business outlook, achievements, plans and objectives and dividend payments of JLL to be materially different from those expressed or implied by such forward-looking statements. For additional information concerning risks, uncertainties and other factors that could cause actual results to differ materially from those anticipated in forward-looking statements, and risks to JLL’s business in general, please refer to those factors discussed under “Business,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” “Quantitative and Qualitative Disclosures about Market Risk,” and elsewhere in JLL’s Annual Report on Form 10-K for the year ended December 31, 2015, our Quarterly Report on Form 10-Q for the quarters ended March 31, 2016, June 30, 2016 and September 30, 2016, and in other reports filed with the Securities and Exchange Commission (the “SEC”). There can be no assurance that future dividends will be declared since the actual declaration of future dividends, and the establishment of record and payment dates, remains subject to final determination by the company’s Board of Directors. Any forward-looking statements speak only as of the date of this release, and except to the extent required by applicable securities laws, JLL expressly disclaims any obligation or undertaking to publicly update or revise any forward-looking statements contained herein to reflect any change in JLL’s expectations or results, or any change in events. A12